VESTIN REALTY MORTGAGE I, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2012

TO THE STOCKHOLDERS OF VESTIN REALTY MORTGAGE I, INC:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Vestin Realty Mortgage I, Inc., a Maryland corporation (the “Company”), will be held on Friday, June 29, 2012, at 8:30 a.m. Eastern Time at Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	To elect two directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify;

2.	To consider and vote upon the ratification of the appointment of JLK Partners, LLP as the independent registered public accountants of the Company for the fiscal year ending December 31, 2012;

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Company’s Board of Directors has fixed the close of business on May 4, 2012, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting in person.  Whether or not you plan to attend, please authorize your proxy by one of the methods described in the accompanying Proxy Statement.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be voted to assure that all of your shares will be voted.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote in person at the Annual Meeting will be counted.

WE HAVE ELECTED TO PROVIDE ACCESS TO OUR PROXY MATERIALS OVER THE INTERNET UNDER THE SECURITIES AND EXCHANGE COMMISSION’S RULES.  BY PROVIDING THE INFORMATION YOU NEED THROUGH THE INTERNET, WE WILL LOWER THE OVERALL COSTS OF THE DELIVERY OF PROXY MATERIALS FOR THE ANNUAL MEETING.  AS A RESULT, WE ARE MAILING TO OUR STOCKHOLDERS A NOTICE INSTEAD OF A PAPER COPY OF THIS PROXY STATEMENT, PROXY CARD AND OUR 2011 ANNUAL REPORT.  THE NOTICE CONTAINS INSTRUCTIONS ABOUT HOW TO OBTAIN A PAPER COPY OF OUR ANNUAL REPORT AND PROXY MATERIALS.  PLEASE READ THE PROXY STATEMENT AND PROXY CARD CAREFULLY AND DETERMINE THE METHOD YOU WILL USE TO VOTE.

By Order of the Board of Directors,
/s/ Michael V. Shustek
Secretary, Chairman of the Board, President and Chief Executive Officer
Las Vegas, Nevada
May 18, 2012

TABLE OF CONTENTS
PROXY STATEMENT	1
GENERAL INFORMATION	1
HOUSEHOLDING	4
FUTURE STOCKHOLDER PROPOSALS	4
MATTERS TO BE CONSIDERED AT 2012 ANNUAL MEETING: OVERVIEW OF PROPOSALS	4
PROPOSAL NO. 1 - ELECTION OF DIRECTORS	5
PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	7
COPORATE GOVERNANCE	9
MANAGEMENT	13
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15
EXECUTIVE COMPENSATION AND RELATED INFORMATION	15
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	16
AUDIT COMMITTEE REPORT	17
NO INCORPORATION BY REFERENCE OR DEEMED FILING	18
TRANSACTIONS WITH RELATED PERSON	18

FORM 10-K	20

OTHER MATTERS	20

VESTIN REALTY MORTGAGE I, INC.
8880 W Sunset Road, Suite 200
Las Vegas, Nevada 89148
(702) 227-0965

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2012.

The accompanying proxy is solicited on behalf of the board of directors (the “Board”) of Vestin Realty Mortgage I, Inc., a Maryland corporation (the “Company”), for exercise at our Annual Meeting of Stockholders to be held on Friday, June 29, 2012 at 8:30 a.m. Eastern Time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders.  The 2012 Annual Meeting will be held at Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202.  In this Proxy Statement, “we,” “us,” or “our” refer to the Company.

Please authorize a proxy to vote your shares of common stock by one of the methods described in this Proxy Statement.  This Proxy Statement has information about the 2012 Annual Meeting and was prepared by Vestin Mortgage, LLC (“Vestin Mortgage” or our “Manager”), the sole manager of the Company, for our Board.  This Proxy Statement, the accompanying proxy card and other proxy material are first being made available to you on or about May 18, 2012.

Important Notice Regarding the Availability of Proxy Materials for the 2012 Annual Meeting of Stockholders

We are furnishing our proxy materials to our stockholders over the Internet in accordance with the Securities and Exchange Commission (“SEC”) rules.  The proxy materials include a Notice of Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011.  The proxy materials will be available on the Internet at https://materials.proxyvote.com/925490 or at www.proxyvote.com (but with the latter option, stockholders will need to enter their control number reflected on the notice regarding the internet availability of proxy materials that they receive). Stockholders will not receive printed copies of the proxy materials unless they request written copies of such materials.  A Notice of Internet Availability of Proxy Materials (the “Notice”) is being mailed to each of our stockholders of record  as of the Record Date (as defined below) with instructions on how to access and review the proxy materials on the Internet, how to authorize a proxy through the Internet or through the mail as well as how to request printed copies of the proxy materials.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

Attendance at the 2012 Annual Meeting is limited to the Company’s stockholders. Registration will begin at 8:00 a.m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares at the close of business on May 4, 2012. On May 4, 2012, the record date for determination of stockholders entitled to notice of and to vote at the 2012 Annual Meeting (the “Record Date”), 6,340,859 shares of our common stock, par value $0.0001 per share, were issued and outstanding.  Holders of our common stock are entitled to one vote for each share of stock held by them as of the close of business on the Record Date.

Holders of common stock will vote at the 2012 Annual Meeting as a single class on all matters.

How may I access the proxy materials over the Internet?

You may access the proxy materials at https://materials.proxyvote.com/925490  or at www.proxyvote.com with your control number.

How may I obtain a paper copy of the proxy materials?

The Notice includes instructions about how to obtain a paper or email copy of the proxy materials at no charge.

How do I vote if I am a stockholder of record and hold shares in my own name as of the record date?

You may vote by proxy or in person at the Annual Meeting.  To vote by proxy, you may use one of the following methods if you held your stock of record in your own name as of the Record Date:

●
Internet voting:  You may authorize a proxy to vote by Internet by following the instructions on the Notice that you receive.  If you wish to authorize a proxy to vote your shares on the Internet, you will need your “Stockholder Control Number” (which can be found on the Notice you receive).

●	Phone Voting: You may vote by phone by calling 1-800-690-6903 and following the instructions. You will need your control number to vote by phone.

●
Mail: You can authorize a proxy to vote by mail by requesting a paper copy of the materials, which will include a proxy card, pursuant to the instructions provided in the Notice. If you request a paper copy of the proxy materials, you may authorize a proxy to vote by completing the proxy card and returning it in the envelope that will be included with the proxy materials.

What do I do if my shares are held in “street name”?

If your shares are held on your behalf by a broker, bank or other nominee (that is in “street name”), you will receive instructions from such individual or entity that you must follow in order to have your shares voted at the Annual Meeting. If your shares are held in “street name” and you plan to vote your shares in person at the Annual Meeting, you should contact your broker, bank or other nominee to obtain a legal proxy or other evidence from your broker, bank or other nominee giving you the right to vote the shares and bring it to the Annual Meeting in order to vote.

What items of business are scheduled to be voted on at the 2012 Annual Meeting?

The items of business scheduled to be voted on at the 2012 Annual Meeting are:

•	The election of two directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify (“Proposal No. 1); and

•	The ratification of the appointment of JLK Partners, LLP as the independent registered public accountants of the Company for the fiscal year ending December 31, 2012 (“Proposal No. 2”).

What if other matters come up at the 2012 Annual Meeting?

The matters described in this Proxy Statement are the only matters that we know will be voted on at the 2012 Annual Meeting.  If other matters are properly presented at the 2012 Annual Meeting, the proxy holders will vote your shares in their own discretion.

May I change my vote after I return my proxy card?

Yes.  You can change your vote at any time before the vote on a proposal either by authorizing a new later dated proxy on the Internet or by filing with Michael V. Shustek, our Chief Executive Officer, at our principal executive offices at 8880 W Sunset Road, Suite 200, Las Vegas, Nevada 89148, a written notice revoking your proxy or by signing, dating and returning to us a new proxy card before the meeting.  We will honor the proxy submitted with the latest date.  If you hold your shares in “street name,” you must follow your broker, banker or other nominee’s instructions to change your vote. You may also revoke your proxy by attending the 2012 Annual Meeting and voting in person.

May I vote in person at the 2012 Annual Meeting rather than by authorizing a proxy?

We encourage you to vote by proxy, however, you are certainly welcome to attend the 2012 Annual Meeting and vote your shares in person.  If you hold your shares in “street name,” you must follow your broker, banker or other nominee’s instructions to obtain a legal proxy or other evidence from your broker, bank or other nominee giving you the right to vote the shares.

How are votes counted?

All votes will be tabulated by the inspector of elections appointed for the 2012 Annual Meeting, who will separately tabulate affirmative votes, withheld or negative votes and abstentions.  Abstentions are counted as present for purposes of determining whether there is a quorum for the transaction of business.  Abstentions and withheld votes will not be counted as votes cast.  If your shares are held in the name of a broker, bank, or other nominee, and you do not direct the broker, bank, or other nominee how to vote your shares, the nominee is entitled to vote them in its discretion on “routine” matters only.  Proposal No. 2 on the agenda for the 2012 Annual Meeting is considered to be routine. When a proposal is not a “routine” matter and the broker, bank, or other nominee has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the broker, bank, or other nominee cannot vote the shares on that proposal. This is called a broker non-vote and will not be counted as a vote cast, but will be counted as present for quorum purposes.

The presence, in person or by proxy, of holders of a majority of shares of common stock entitled to cast votes at the meeting will constitute a quorum. As of the Record Date, there were 6,340,859 shares of common stock outstanding. If you authorize a proxy on the Internet or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

           The vote of a plurality of all the votes cast is required for the election of each director under Proposal No. 1.  You may not cumulate votes in the election of a director under Proposal No. 1.  The affirmative vote of a majority of the votes cast on the proposal is required for the ratification of the appointment of independent registered public accountants under Proposal No. 2. In each case where a plurality or a majority of votes cast is required to approve a proposal, abstentions and broker non-votes will not be counted as votes cast and will not influence the outcome of votes.   In each case where a majority of votes entitled to be cast is required to approve a proposal, abstentions and broker non-votes will have the same effect as votes against the proposal.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of the Notice, the Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders.  The Company will use the services of Broadridge Financial Solutions, Inc. (“Broadridge”), in connection with this proxy solicitation. The estimated fees paid by the Company to Broadridge will be approximately $5,000.

Copies of solicitation materials will be furnished to brokers, banks, or other nominees holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by Internet may be supplemented by a solicitation by telephone, mail or other means by directors, officers or employees of the Company or of Vestin Mortgage.  No additional compensation will be paid to these individuals or to Vestin Mortgage for any such services.  Except as described above, the Company does not presently intend to solicit proxies other than by Internet and through the use of direct solicitation by mail and/or telephone.

HOUSEHOLDING

Pursuant to an SEC approved procedure called “householding,” multiple stockholders who share the same address will receive a single Notice of Meeting and Internet Availability of Proxy Material at that address unless they provide contrary instructions.  Any such stockholder who wishes to receive a separate Notice of Meeting and Internet Availability of Proxy Material now or in the future may write or call the Company at Vestin Realty Mortgage I, Inc., 8880 W Sunset Road, Suite 200, Las Vegas, Nevada 89148, telephone: (702) 227-0965. The Company will promptly, upon written or oral request, deliver a separate copy of the Notice of Meeting and Internet Availability of Proxy Material to any stockholder at a shared address to which only a single copy was delivered.  Similarly, stockholders sharing the same address who have received multiple copies of the Notice of Meeting and Internet Availability of Proxy Materials may contact the Company at the above address and phone number to request delivery of a single copy in the future.  Stockholders who hold shares beneficially in street name may contact their broker to request information about householding.

FUTURE STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented at our 2013 Annual Meeting and included in our proxy materials relating to the 2013 Annual Meeting must be received by our Corporate Secretary at Vestin Realty Mortgage I, Inc., 8880 W. Sunset Road, Suite 200, Las Vegas, Nevada 89148, no later than January 18, 2013. All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for the 2013 Annual Meeting.

If a stockholder wishes to present a proposal that is not intended to be included in our Proxy Statement relating to the 2013 Annual Meeting or to nominate a candidate for election to our 2013 Annual Meeting, the stockholder must give advance notice to us prior to the deadline for proposals and nominations for the Annual Meeting determined in accordance with our Bylaws.  In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary in accordance with our Bylaws, as then in effect. Under our Bylaws, as currently in effect, a proposal for business or nominee for election must be submitted not earlier than the 150th day and not later than 5:00 P.M. Pacific Time on the 120th day prior to the first anniversary of the date of this Proxy Statement, or between December 19, 2012, and 5:00 P.M. Pacific Time on January 18, 2013, and must contain the information required by our Bylaws.  However, in the event that the 2013 Annual Meeting is called for a date which is more than 30 days before or after the first anniversary of the date of the 2012 Annual Meeting, stockholder proposals intended for presentation at the 2013 Annual Meeting must be received by our Corporate Secretary no earlier than 150 days before the date of such annual meeting and no later than 5:00 P.M. Pacific Time on the later of 120 days before the date of the 2013 Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  You may obtain a copy of our Bylaws by sending a written request addressed to the Corporate Secretary at the address set forth in the preceding paragraph.

MATTERS TO BE CONSIDERED AT 2012 ANNUAL MEETING

OVERVIEW OF PROPOSALS

This Proxy Statement contains the following two proposals requiring stockholder action:  Proposal No. 1, the election of two (2) directors to our Board and Proposal No. 2, ratification of the appointment of our independent registered public accountants. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Board is authorized to have up to 15 directors, as established by the Board pursuant to the Company’s Bylaws (“Bylaws”).  Since the formation of the Company, the Company’s Board has consisted of five directors.  In accordance with the Company’s charter and Bylaws, the Board is divided into three classes, class I, class II and class III, with each class serving staggered three-year terms.  The members of the classes are divided as follows:

●	The class I director is Kenneth A. Seltzer, whose term will expire at the 2013 Annual Meeting of Stockholders;

●	The class II directors are Donovan Jacobs and Robert J. Aalberts, whose terms will expire at the 2014 Annual Meeting of Stockholders; and

●	The class III directors are Daryl C. Idler, Jr. and Michael V. Shustek, whose terms will expire at the 2012 Annual Meeting of Stockholders.

Our Board has nominated Daryl C. Idler, Jr. and Michael V. Shustek for reelection as directors to serve for three-year terms and until their successors are duly elected and qualify.  Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy, or, if no direction is made, FOR the election of Messrs. Idler and Shustek.

              Messrs. Idler and Shustek have agreed to serve if elected until their new term expires at our 2015 Annual Meeting of Stockholders, and we have no reason to believe that they will be unavailable to serve.  If either is unable to serve or for good cause declines to serve as a director at the time of the 2012 Annual Meeting, the proxy holders will have discretionary authority to vote for a nominee designated by the present Board to fill the vacancy, or the Board may choose to reduce the size of the Board.

Certain information about Messrs. Idler and Shustek is set forth below.

Name	Age	Director Since	Position

Daryl C. Idler, Jr. (1)	67	2008	Director
Michael V. Shustek	53	2006	Director

(1)	Member of the Special Committee, Nominating Committee, Audit Committee and Compensation Committee.

Daryl C. Idler, Jr. has been President and Managing General Partner of Premier Golf Properties, LP, dba Cottonwood Golf Club in Rancho San Diego, California, since 2002 and a member of our board since January 2008.  From 2000 to 2002, Mr. Idler was Executive Vice President and General Counsel to Global Axcess Corp. (GAXC). From 1973 to 2000, Mr. Idler practiced corporate and real estate law in California.  Mr. Idler received his Bachelor’s Degree from the University of Redlands, California and his Juris Doctor from the University of San Diego School of Law.  Mr. Idler has been an active member of the California Bar since 1973.  Mr. Idler is a member of the board of directors of Sonshine Haven in El Cajon, California. In addition, Mr. Idler sits on the Board of Trustees and Board of Administration for Skyline Wesleyan Church in La Mesa, California.  Mr. Idler served in the United States Navy Reserve from 1966 to 1973, with active service from 1967 to 1969.  Mr. Idler’s legal knowledge, and his familiarity with the business and legal communities in California, provide an important perspective as the Board addresses issues related to the management of our loan portfolio and real estate held for sale (“REO”).

The Board believes that Mr. Idler is qualified to serve as director based on all of the experience described above, and his legal knowledge and familiarity with the business and legal communities in California.

Michael V. Shustek has been Chairman of the Board, Chief Executive Officer, and President of Vestin Group for the past five years, and prior to that time, he held various positions with Vestin Group, including Chief Executive Officer and President. Mr. Shustek has served as Chairman of the Board and Secretary, Chief Executive Officer and President of us and Vestin Realty Mortgage II, Inc. (“VRM II”) since January 2006. Mr. Shustek serves as our Secretary, Chief Executive Officer and President at the discretion of the Board. From 2006 until the conversion of our Manager into a limited liability company in 2011, Mr. Shustek served as President, Chief Executive Officer, and Chairman of the Board of our Manager and prior to that time, he held various positions with our Manager, including Chief Executive Officer and President. Following our Manager’s conversion into limited liability company, Mr. Shustek serves as Chief Executive Officer and managing member of our Manager. Mr. Shustek also serves on the loan committee of our Manager and its affiliates.  Since 2010, Mr. Shustek has been the manager of MVP Group, LLC, the manager of Advant Mortgage, LLC.  Since 2003, Mr. Shustek has been Chief Executive Officer, President and Chairman of the Board of Vestin Originations. In 1995, Mr. Shustek founded Del Mar Mortgage, and has been involved in various aspects of the real estate industry in Nevada since 1990.  In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures.  In 1993, Mr. Shustek also started Shustek Investments, Inc., a company that originally specialized in property valuations for third-party lenders or investors.  Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas. .

The Board believes that Mr. Shustek is qualified to serve as director based on all of the experience described above, and his extensive experience in the real estate industry, his strong leadership record, and his breath of knowledge on the Company’s business.

For the biographies on our current directors not standing for re-election, Kenneth A. Seltzer, Donovan Jacobs and Robert J. Aalberts, please see the section entitled “Management—Directors and Executive Officers” beginning on page 13.

Vote Required

The two nominees receiving the highest number of affirmative votes cast in the election of the directors will be elected as directors.  Abstentions and votes withheld and broker non-votes are counted for purposes of determining the presence or absence of a quorum, but will have no effect on the result of the vote.

Recommendation of the Board of Directors

Our Board unanimously recommends that the stockholders vote FOR the election of Messrs. Idler and Shustek.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee has selected JLK Partners, LP (“JLK”) to act as our independent registered public accounting firm for fiscal year 2012. On April 12, 2010, the Audit Committee of the Company’s Board of Directors engaged JLK as the Company’s independent registered public accounting firm for the year ending December 31, 2010. Frazer Frost LLP (“Frazer Frost”) was dismissed as the Company’s independent registered public accounting firm on that same date. The decision to dismiss Frazer Frost was approved by our Audit Committee. Frazer Frost had served as the Company’s independent registered public accounting firm for the year ended December 31, 2009. Frazer Frost was formed when a majority of the partners of Moore, Stephens, Wurth, Frazer and Torbet LLP (“MSWFT”), the Company’s former independent public accountants, combined with the partners of Frost, PLLC (“Frost”), effective January 1, 2010. Pursuant to the terms of a combination agreement by and among MSWFT, Frazer Frost, and Frost, Frazer Frost assumed MSWFT’s engagement agreement with the Company and became the Company’s independent accounting firm. The Audit Committee consented to the appointment of Frazer Frost as the Company’s independent accountants.

The audit report of Frazer Frost on the financial statements of the Company as of and for the year ended December 31, 2009, and the audit report of MSWFT on the financial statements of the Company as of and for the years ended December 31, 2008 and 2007, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2009, 2008, and 2007 and the period from January 1 through April 12, 2010, there were (i) no disagreements with Frazer Frost or MSWFT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2008 and 2007, and any subsequent interim period prior to engaging Frazer Frost, the Company did not consult with Frazer Frost on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Frazer Frost did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s fiscal years ended December 31, 2009 and 2008 and the period from January 1 through April 12, 2010, the Company did not consult with JLK on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and JLK did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MSWFT a copy of the disclosures it made in a Current Report on Form 8-K (the “MSWFT 8-K Report”) prior to the time the MSWFT 8-K Report was filed with the SEC. The disclosures contained in the previous paragraphs, as far as they relate to MSWFT, are substantially the same as the disclosures referenced in the MSWFT 8-K Report. The Company requested that MSWFT furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of MSWFT’s letter, dated January 7, 2010, was attached as Exhibit 16.1 to the MSWFT 8-K Report.

Similarly, the Company provided Frazer Frost a copy of the disclosures it made in a Current Report on Form 8-K (the “Frazer Frost 8-K Report”) prior to the time the Frazer Frost 8-K Report was filed with the SEC. The disclosures contained in the previous paragraphs, as far as they relate to Frazer Frost, are substantially the same as the disclosures referenced in the Frazer Frost 8-K Report, except the disclosure referenced in the Frazer Frost 8-K Report did not contain the statement that during Company’s fiscal years ended December 31, 2009, 2008, and 2007 and the period from January 1 through April 12, 2010, there were  no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company requested that Frazer Frost furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of Frazer Frost’s letter, dated April 14, 2010, was attached as Exhibit 16.1 to the 8-K Report.

Representatives of JLK are expected to be present, in person or by telephone, at the 2012 Annual Meeting and will have the opportunity to make a statement if they desire to do so.  They are also expected to be available to respond to appropriate questions.

Before appointing JLK, the Audit Committee carefully considered its qualifications, including the qualifications of JLK’s personnel.  In addition, the Audit Committee considered JLK’s reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee also considered whether JLK’s provision of non-audit services to the Company would be compatible with that firm’s independence from the Company.

Stockholders will be asked at the 2012 Annual Meeting to consider and vote upon the ratification of the appointment of JLK.  If the stockholders ratify the appointment, the Audit Committee may still, in its discretion, appoint different registered public accountants at any time during the year if it concludes that such a change would be in the best interests of the Company.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of JLK.

Fees Billed by Independent Registered Public Accountants

The following table sets forth the aggregate fees billed by JLK during the fiscal years ended December 31, 2011 and 2010:

	December 31, 2011	December 31, 2010
Fees Billed:
Audit Fees	$108,000	$139,000
Audit Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	$108,000	$139,000

Audit fees include amounts billed to the Company related to the audit of our consolidated financial statements, review of our quarterly financial statements and other services provided in connection with statutory and regulatory filings.

Audit Committee Pre-Approval Policy

The Audit Committee approves, prior to engagement, all audit and non-audit services provided by JLK and all fees to be paid for such services.  All services are considered and approved on an individual basis.  In its pre-approval and review of audit and non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal is required to approve Proposal No. 2.  Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of JLK as our independent registered public accountants for the fiscal year ending December 31, 2012. Abstentions are counted for purposes of determining the presence of a quorum, but will have no effect on the result of the vote.

Recommendation of the Board of Directors

Our Board unanimously recommends that the stockholders vote FOR ratification of the appointment of JLK as our independent registered public accountants for the fiscal year ending December 31, 2012.

CORPORATE GOVERNANCE

Board of Directors

Our Board currently consists of five directors who are divided into three classes.  Directors are elected to serve a three-year term.  The authorized number of directors may be changed only by resolution of the Board.  Any additional directors resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one third of the directors.  This classification of our Board may have the effect of delaying or preventing changes in our control or management.  Our directors will hold office until their successors have been elected and qualify or until their earlier death, resignation, disqualification or removal for cause by the affirmative vote of the holders of at least a majority of our outstanding stock entitled to vote on the election of directors.

             During fiscal year 2011, our Board held four meetings, the Audit Committee of our Board (the “Audit Committee”) held eight meetings, the Nominating Committee of our Board (the “Nominating Committee”) held one meeting and the Compensation Committee of our Board (the “Compensation Committee”) held one meeting.    During 2011, no director attended less than 75% of the aggregate number of meetings held by the Board, and each committee of which such director was a member, except for Mr. Idler, who attended two of the four Board meetings held in 2011.  Directors are encouraged to attend annual meetings of our stockholders.  At the last annual meeting of stockholders, Mr. Shustek attended in person and the other four then-current directors attended by teleconference.

            A special committee of the Board of Directors consisting of Messrs. Jacobs (Chairman), Seltzer and Idler was appointed by the entire Board for the purpose of entering into discussions with VRM II regarding a potential merger of us into VRM II.  This special committee held two meetings during 2011.

           In compliance with Nasdaq listing requirements, a majority of our directors must be individuals who meet the independence standards set forth in the applicable rules of the Nasdaq Stock Market.  We use the definition of independence set forth in the Nasdaq listing standards and the interpretations thereof to determine if a candidate qualifies as an independent director.  Our Nominating Committee reviews each director and each candidate to determine whether the individual meets the requisite standard of independence.  In addition, members of the Audit Committee must meet the independence standards set forth in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder.  Our Nominating Committee has evaluated each of our directors and has determined that (i) each director except for Mr. Shustek meets the independence requirements of the Nasdaq listing standards and (ii) each member of our Audit Committee meets the independence requirements of Section 10A(m) of the Exchange Act and the rules thereunder.

The process for stockholder communications with the Board is as follows: stockholders wishing to communicate with the Board should send their correspondence to 8880 W. Sunset Road, Suite 200, Las Vegas, Nevada 89148.  Such correspondence shall be directed to Mr. Aalberts unless the correspondent directs that the letter be delivered to another director.  Stockholders may mark such communications “Confidential” and all such letters will be delivered unopened to the designated addressee.

Board Leadership

Michael V. Shustek serves as our President, Chief Executive Officer, and Secretary and as the Chairman of our Board.  Mr. Shustek was the founder of our Company and has served as its Chief Executive Officer, President and Chairman since inception.  Our Board believes that Mr. Shustek is best situated to serve as Chairman of the Board because he is the director most familiar with our business and loan portfolio and is therefore best positioned to lead Board discussions relating to strategic priorities and opportunities.  In this regard, the Board noted Mr. Shustek’s extensive experience in secured real estate lending and his familiarity with our assets and operations.  The Board believes that under these circumstances, the combined role of Chief Executive Officer, President and Chairman promotes effective strategy development and execution.

We have not appointed a lead independent director, viewing this position as unnecessary given the small size of our Board.  However, Mr. Jacobs generally chairs executive sessions of our independent directors.

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews and assesses information regarding the Company’s credit, liquidity and operations, including the risks associated with each. The Board works closely with management to: (i) identify and evaluate risks; (ii) ensure the Company’s risk management policies are consistent with its business strategy; and (iii) assess strategies for mitigating potential risks. The Nominating Committee manages risks associated with the structure and composition of the Board. The Audit Committee oversees management of financial risks. The Compensation Committee is responsible for overseeing the management of risks relating to compensation paid to our Manager, Vestin Mortgage.  While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through relevant committee reports about such risks. The Board’s role in risk oversight had no effect on the Board’s leadership structure.

Board Committees

Our Board has appointed an Audit Committee, a Nominating Committee, a Compensation Committee, and a Special Committee.

Audit Committee
Kenneth A Seltzer (Chairman)
Robert J. Aalberts
Daryl C. Idler, Jr.

Compensation Committee
Robert J. Aalberts (Chairman)
Kenneth A. Seltzer
Daryl C. Idler, Jr.

Nominating Committee
Daryl C. Idler, Jr. (Chairman)
Kenneth A. Seltzer
Robert J. Aalberts

Special Committee
Donovan Jacobs (Chairman)
Kenneth A. Seltzer
Daryl C. Idler, Jr.

Audit committee – The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent accountants.  In addition, the Audit Committee reviews with the Company’s management and its independent accountants financial information that will be provided to stockholders and others, the systems of internal controls that management and our Board have established and our audit and financial reporting processes.  The Audit Committee operates under a written Audit Committee Charter adopted by our Board, which is available at http://www.vestinrealtymortgage1.com/VRT_About/CommitteeCharters.aspx.  Our Audit Committee met in February 2012 in connection with the audit of our 2011 financial statements. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements.  This committee’s responsibilities include, among other things:

●	Selecting and hiring our independent auditors;

●	Evaluating the qualifications, independence and performance of our independent auditors;

●	Approving the audit and non-audit services to be performed by our independent auditors;

●	Reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;

●	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; and

●	Reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations.

Our independent auditors and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to this committee.  Our Audit Committee currently consists of Mr. Seltzer, Mr. Aalberts and Mr. Idler.  Our Board has determined that each of these directors meets the independence standards for audit committee members, including under the Nasdaq listing standards, and that Mr. Seltzer is an audit committee “financial expert” under the federal securities laws.

Nominating Committee – Our Nominating Committee was formed to assist our Board by identifying individuals qualified to become directors. Each member of our Nominating Committee is independent under Nasdaq listing standards.  During fiscal 2011, the Nominating Committee held one meeting. At that meeting, the Nominating Committee nominated Messrs. Idler and Shustek for re-election.

The Nominating Committee operates under a charter adopted by our Board, which is available at http://www.vestinrealtymortgage1.com/VRT_About/CommitteeCharters.aspx.  Responsibilities of the Nominating Committee include, among other things:

●	Evaluating the composition, size, operations and governance of our Board and making recommendations regarding future planning and the election of directors;

●	Evaluating the independence of our directors and candidates for election to the Board; and

●	Evaluating and recommending candidates for election to our Board.

In evaluating candidates, the Nominating Committee will consider an individual’s business and professional experience, the potential contributions he or she could make to our Board and his or her familiarity with our business.  The Nominating Committee will consider candidates recommended by our directors, members of our management team and third parties.  The Nominating Committee will also consider candidates suggested by our stockholders.  We do not have a formal process established for this purpose. We believe that it is not necessary to have a formal policy for stockholder nominations since the Nominating Committee evaluates all candidates in the same manner, regardless of the source of  recommendation. There were no stockholder nominations received for this year’s Annual Meeting.

We do not have a formal diversity policy with respect to the composition of our Board.  However, the Nominating Committee, in seeking to ensure that the Board is composed of directors whose diverse backgrounds, experience and expertise will provide the Board with a range of perspectives on matters coming before the Board, considers diversity in connection with the nomination of a director. The Nominating Committee monitors diversity on a case-by- case basis.

Stockholders are encouraged to contact the Chair of the Nominating Committee if they wish the Committee to consider a proposed candidate.  Stockholders should submit the names of any candidates in writing, together with background information about the candidate to:

Mr. Daryl C. Idler, Jr.
Chair of the Nominating Committee
Vestin Realty Mortgage I
8880 W. Sunset Road, Suite 200
Las Vegas, NV 89118

Stockholders wishing to directly nominate candidates for election to the Board must provide timely notice in accordance with the requirements of our current Bylaws, as outlined in this Proxy Statement under the heading “Future Stockholder Proposals” on page 4.

Compensation Committee – Our Compensation Committee operates under a charter adopted by our Board, which is available at http://www.vestinrealtymortgage1.com/VRT_About/CommitteeCharters.aspx.  Our Compensation Committee was established to assist our Board relating to compensation of the Company’s directors and its sole manager, Vestin Mortgage, and to produce as may be required an annual report on executive officer compensation.  Each member of our Compensation Committee is independent under Nasdaq listing standards.

Our Compensation Committee has absolute discretion in evaluating and determining director compensation. While our Manager, through its Chief Executive Officer and managing member, Mr. Shustek  (who is also our Secretary, President and Chief Executive Officer), may provide recommendations as to director compensation, it is in the Compensation Committee’s absolute discretion as to whether or not to adopt such recommendations.

Subject to applicable provisions of our Bylaws and the Management Agreement, the Compensation Committee is responsible for reviewing and approving compensation paid by us to our Manager.  As we do not pay any compensation to our executive officers, the Compensation Committee has not produced a report on executive compensation.  During fiscal year 2011 the Compensation Committee, consisting of Mr. Aalberts, Mr. Seltzer and Mr. Idler, met once on April 13, 2011, and reaffirmed the directors’ fees of $500 per meeting and the Manager’s fee.

              Special Committee - The Board has appointed a special committee to enter into negotiations with VRM II regarding a proposed stock-for-stock merger.   In furtherance of the proposed merger, the Company has engaged Milestone Merchant Partners, LLC as its financial advisor and Miles and Stockbridge, P.C. as counsel to the special committee. The primary purpose of the proposed merger is the potential cost savings and operating synergies that could be achieved through a combination with VRM II. Any decision with respect to the proposed merger with VRM II will be subject to the approval of the special committee and stockholders of VRM II as well as the approval of our special committee and stockholders. There can be no assurance that the proposed merger will be pursued or consummated.

Our Board may establish other committees to facilitate the management of our business.

Director Compensation

We pay our non-employee directors $500 for each board meeting attended in person or by telephone conference and $500 for each committee meeting attended in person or by telephone conference.  Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board and committees of the Board.  Non-employee directors who served as members of the special committee received a one-time fee of $17,500 in 2011 as compensation and an additional $500 for each special committee meeting attended.

Employee directors do not receive any compensation for serving as members of our Board or any committee of our Board.

                      Director Compensation in Fiscal 2011

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Michael V. Shustek	--	--	--	--	--	--	--
Kenneth A. Seltzer	$22,500	--	--	--	--	--	$22,500
Robert J. Aalberts	$ 5,000	--	--	--	--	--	$ 5,000
Donovan Jacobs	$20,250	--	--	--	--	--	$20,250
Daryl C. Ilder, Jr.	$21,750	--	--	--	--	--	$21,750

Code of Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees of our Manager.  The Code of Business Conduct and Ethics may be found on our web site at http://www.vestinrealtymortgage1.com/VRT_About/Documents/CodeOfEthics.pdf.

MANAGEMENT

We are managed on a day-to-day basis by Vestin Mortgage, a privately held company which is a significant majority-owned subsidiary of Vestin Group. As used herein, as context provides, “management” includes our Manager, its executive officers and the individuals at Strategix Solutions, LLC, who perform accounting and financial reporting services on our behalf.

Directors and Executive Officers

The following table sets forth the names, ages as of May 18, 2012, and positions of the individuals who serve as our directors and executive officers:

Name	Age	Title

Michael V. Shustek	53	President, Chief Executive Officer, Secretary and Chairman of the Board
Eric Bullinger (1)	42	Chief Financial Officer
Kenneth A. Seltzer(4)	59	Director
Robert J. Aalberts(2)	61	Director
Donovan Jacobs (3)	55	Director
Daryl C. Idler, Jr. (4)	67	Director

(1)	Mr. Bullinger was appointed as the CFO of the Company effective January 21, 2011.
(2)	Member of the Audit Committee, Nominating Committee and Compensation Committee.
(3)	Member of the Special Committee
(4)	Member of the Audit Committee, Nominating Committee, Compensation Committee, and Special Committee.

The following table sets forth the names, ages, as of May 18, 2012, and positions of individuals who serve as directors, executive officers and significant employees of Vestin Mortgage (our manager) and other specified affiliates:

Name	Age	Title

Michael V. Shustek	53
President, Chief Executive Officer and Chairman of the Board of Vestin Group, Inc. and Vestin Origination, Inc.; Chief Executive Officer and Managing Member of Vestin Mortgage; Manager of MVP Group, LLC (the manager of Advant Mortgage, LLC)

Eric Bullinger	42	Chief Financial Officer of Vestin Mortgage
Michael J. Whiteaker	62	Vice President of Regulatory Affairs .

Executive Officers of the Company and certain officers and directors of Vestin Mortgage (our Manager), Vestin Group, Inc. (“Vestin Group”) (which owns a significant portion of our Manager), Vestin Originations, Inc. (“Vestin Originations”) (a company that provides brokerage services and the placement of real estate loans for the Company, a majority of which is owned by Vestin Group), and Advant Mortgage, LLC (a company that provides brokerage services and the placement of real estate loans for the Company, which is 100% owned by Mr. Shustek)

For a biography of our current President, Chief Executive Officer, Secretary and Chairman of the Board, Mr. Michael V. Shustek, please see the Section entitled “Proposal No. 1, Election of Directors” beginning on page 5.

Eric Bullinger was appointed as our Chief Financial Officer (“CFO”) on January 21, 2011. Mr. Bullinger serves as our CFO at the discretion of the Board.  In addition, Mr. Bullinger was appointed as the Chief Financial Officer of VRM II and Vestin Mortgage in January 2011. Mr. Bullinger’s services are furnished to us pursuant to an accounting services agreement entered into by the Company and Strategix Solutions, LLC (“Strategix Solutions”). Strategix Solutions is managed by LL Bradford and Company LLC (“LL Bradford”), a certified public accounting firm, and provides accounting and financial reporting services to the Company. Mr. Bullinger is a Certified Public Accountant and has worked for LL Bradford for approximately 11 years. Mr. Bullinger has overseen various audit engagements of public and private companies.  He received a Bachelor of Business Administration degree in Accounting from the University of Wyoming.

Michael J. Whiteaker has been Vice President of Regulatory Affairs since May 1999.  Mr. Whiteaker served with the State of Nevada, Financial Institution Division from 1982 to 1999 as its Supervisory Examiner, responsible for the financial and regulatory compliance audits of all financial institutions in Nevada. From 1973 to 1982, Mr. Whiteaker was Assistant Vice President of Nevada National Bank, responsible for a variety of matters, including loan review.  Mr. Whiteaker has previously served on the Nevada Association of Mortgage Brokers, Legislative Committee and is a past member of the State of Nevada, Mortgage Advisory Council.

Directors of the Company

Robert J. Aalberts was a director of Vestin Group from April 1999 to December 2005, and was a member of our board of directors from January 2006 until he resigned in January 2008.  In March 2009, he was appointed to replace Mr. Micone, who resigned from our Board.  At the time he was appointed to fill the vacancy created by Mr. Micone’s resignation, the Board determined that Mr. Aalberts meets the definition of independent director.  Mr. Aalberts has been a director of VRM II since January 2006.  Since 1991, Professor Aalberts has held the Ernst Lied Professor of Legal Studies professorship in the College of Business at the University of Nevada, Las Vegas.  From 1984 to 1991, Professor Aalberts was an Associate Professor of Business Law at Louisiana State University in Shreveport, Louisiana.  From 1982 through 1984, he served as an attorney for Gulf Oil Company.  Professor Aalberts has co-authored a book relating to the regulatory environment, law and business of real estate; including Real Estate Law (7th Ed. (2009) 6th Ed. (2006)) published by the Thomson/West Company.  He is also the author of numerous legal articles, dealing with various aspects of real estate, business and the practice of law.  Since 1992, Professor Aalberts has been the Editor-in-chief of the Real Estate Law Journal.  Professor Aalberts received his Juris Doctor degree from Loyola University, in New Orleans, Louisiana, a Masters of Arts from the University of Missouri, Columbia, and received a Bachelor of Arts degree in Social Sciences, Geography from the Bemidji State University in Bemidji, Minnesota.  He was admitted to the State Bar of Louisiana in 1982 (currently inactive status).  Mr. Aalberts’ extensive knowledge of business and real estate law is a valuable resource for our Board of Directors.

The Board believes that Mr. Aalberts is qualified to serve as director based on all of the experience described above, and Mr. Aalberts extensive knowledge of business and real estate law.

Donovan J. Jacobs was an employee of Vestin Group from 2000 to 2004 and from September 2005 to October 2006 and has been a member of our board since January 2008.  At Vestin Group, he was responsible for opening and managing three Vestin Mortgage branch offices.  Since 1992, Mr. Jacobs has been practicing law in San Diego, California where he represents police officers in both administrative and civil actions.  Mr. Jacobs is a retired San Diego Police Officer, where he served for 13 years.  Mr. Jacobs holds a lifetime teaching credential from the State of California and has taught law and police science at Miramar College, Southwestern College and Central Texas College.  Mr. Jacobs has authored two books on narcotics investigations, Street Crime Investigations and Street Cop.  Mr. Jacobs received his Bachelor’s Degree from San Diego State and his Juris Doctor from Thomas Jefferson School of Law.  Mr. Jacobs was admitted to the California Bar in 1992.

The Board believes that Mr. Jacobs is qualified to serve as director based on all of the experience described above, and Mr. Jacobs legal knowledge, and his familiarity with the business and legal communities in California, which provide an important perspective as the Board addresses issues related to the management of our loan portfolio and REO.

Kenneth A. Seltzer has been the president of the accounting firm of Kenneth A. Seltzer, CPA A.P.C. since 1993 and a member of our board since January 2008.  His firm specializes in compilations and reviews for small and medium size businesses as well as federal and state tax reporting.  In addition, his firm has performed accounting engagements for bankruptcy cases in the State of Nevada.  Mr. Seltzer is a CPA in the State of Nevada and a graduate of California State University, Northridge.

The Board believes that Mr. Seltzer is qualified to serve as director based on all of the experience described above, and Mr. Seltzer’s extensive accounting and tax experience.

For the biographies of our current directors standing for re-election, Mr. Daryl C. Idler and Mr. Michael V. Shustek, please see the section entitled “Proposal I, Election of Directors”, beginning on page  5..

Relationships Among Executive Officers and Directors

Our executive officers are elected by our Board on an annual basis and serve until their successors have been duly elected and qualify.  There are no family relationships among any of our directors or executive officers or director nominees.

Involvement in Certain Legal Proceedings

The SEC conducted an investigation of certain matters related to us, Vestin Mortgage, Vestin Capital, Inc. (“Vestin Capital”), VRM II and Vestin Fund III, LLC (“Fund III”). On September 27, 2006, the investigation was resolved through the entry of an Administrative Order by the SEC (the “Order”).  Vestin Mortgage and its Chief Executive Officer, Michael Shustek (who is also our President, Secretary, Chief Executive Officer, and Chairman), and Vestin Capital (collectively, the “Respondents”), consented to the entry of the Order without admitting or denying the findings therein.

In the Order, the SEC found that the Respondents violated Section 17(a)(2) and (a)(3) of the Securities Act of 1933, as amended, through the use of certain slide presentations in connection with the sale of units in Fund III and in VRM II’s predecessor, Vestin Fund II, LLC (“Fund II”).  The Respondents consented to the entry of a cease and desist order, the payment by Mr. Shustek of a fine of $100,000 and Mr. Shustek’s suspension from association with any broker or dealer for a period of six months, which expired in March 2007.  In addition, the Respondents agreed to implement certain undertakings with respect to future sales of securities.  We were not a party to the Order.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own beneficially more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC.  Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms and amendments that they file.  Based solely on our review of the copies of such reports received by us, and written representations from certain reporting persons that no Forms 5 were required for such persons, we believe that our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities timely filed all reports required under Section 16(a) of the Exchange Act for our fiscal year 2011.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

We have not paid, and do not currently intend to pay, any cash or equity compensation to any of our officers and we do not currently intend to adopt any policies with respect thereto. Accordingly, we have not included a summary compensation table or an outstanding equity awards table in this Proxy Statement.  Moreover, we have no employment agreement with any of our executive officers, no arrangement that provides for the payment of retirement benefits, and we do not we have in place any change-in-control arrangements with any person.

We have engaged Vestin Mortgage as our sole Manager pursuant to the terms of the Management Agreement. The fees that we pay to our Manager are one of the sources of funds such party may use to compensate our Chief Executive Officer, President and Secretary.  See “Transactions with Related Persons” beginning on page 18 for a description of the terms of the Management Agreement and the fees paid in connection therewith.

During April 2009, we entered into an accounting services agreement with Strategix Solutions for the provision of accounting and financial reporting services.  Our Chief Financial Officer and other members of our accounting staff are employees of Strategix Solutions and its manager, LL Bradford. The fees that we pay to Strategix Solutions are one of the sources of funds such party may use to compensate our Chief Financial Officer and other members of our accounting staff.  See “Transactions with Related Persons” beginning on page 18 for a description of the terms of such agreement and the fees paid in connection therewith.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of our common stock as of May 4, 2012 by:

●	Each director;

●	Our executive officers;

●	All executive officers and directors as a group; and

●	Each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our common stock.

Unless otherwise noted, the percentage ownership is calculated based on 6,340,859 shares of our total outstanding common stock as of  May 4, 2012.

Security Ownership of Certain Beneficial Owners
		Common Shares Beneficially Owned
Beneficial Owner	Address	Number	Percent

Michael V. Shustek (1)	8880 W Sunset Road, Suite 200 Las Vegas, NV 89148	616,002	9.7%
Vestin Realty Mortgage II, Inc. (2)	8880 W Sunset Road, Suite 200 Las Vegas, NV 89148	538,138	8.5%
Zhengxu He and He & Fang Revocable Living Trust (3)	Inst. of Math, AMSS, CAS, Zhongguancun, Haidian District, Beijing 100080, People’s Republic of China	506,317	7.9%

Security Ownership of Management

	Common Shares Beneficially Owned
Beneficial Owner	Number	Percent

Michael V. Shustek(1)	616,002	9.7%
Eric Bullinger	--	--
Robert J. Aalberts (2)	440	**
Donovan Jacobs	--	--
Kenneth A. Seltzer	--	--
Daryl C. Idler, Jr.	--	--
All directors and executive officers as a group (6 persons)	616,442	9.7%

**  Less than one percent of our total outstanding common stock.

(1)
Mr. Shustek is the Chief Executive Officer and managing member of Vestin Mortgage and owns, directly and indirectly, 97% of Vestin Mortgage.  Mr. Shustek is the beneficial owner of 616,002 shares of our common stock, representing approximately 9.7% of our outstanding common stock based upon 6,340,859 shares of common stock outstanding at May 4, 2012.  Mr. Shustek directly owns 516,002 shares of our common stock (totaling 8.1%) of which he has sole voting and investment power and indirectly owns and has sole voting and investment power over, 100,000 shares of our common stock (totaling 1.6%) through his ownership of Vestin Mortgage.

(2)
Except as otherwise indicated, and subject to applicable community property and similar laws, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

(3)
The information in the table above and in this footnote is based on a Schedule 13G filed with the SEC on February 1, 2011.  The reporting person shared voting and dispositive power with respect to all 506,317 Shares held by such person.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Vestin Realty Mortgage I, Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2011.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, or subject to Regulation 14A or 14C, other than as provided in this Item, or to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accountants

The Audit Committee has discussed with JLK Partners, LLP, the Company’s independent registered public accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from JLK required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with audit committees concerning independence, and has discussed with JLK its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2011.

Submitted by the Audit Committee of
the Board of Directors,
Kenneth A. Seltzer, Chairman
Robert J. Aalberts
Daryl C. Idler, Jr.

NO INCORPORATION BY REFERENCE OR DEEMED FILING

Notwithstanding anything to the contrary set forth in any of our previous or future filings made under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate this Proxy Statement or future filings made by us under those statutes, the Audit Committee Report and the Audit Committee Charter referred to in this Proxy Statement are not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or any future filings made by us under those statutes.

TRANSACTIONS WITH RELATED PERSONS

Transactions with the Manager

Our Chairman, Secretary, Chief Executive Officer and President, Mr. Shustek, is also the Chief Executive Officer and managing member of our Manager.  Mr. Shustek owns, either directly or indirectly, 97% of our Manager.  We do not pay any compensation to Mr. Shustek.  He receives compensation for his services as our Secretary, Chief Executive Officer and President from our Manager.

Our Manager provides services pursuant to the terms of the Management Agreement between us and our Manager, dated May 1, 2006 (the “Management Agreement”). The Management Agreement provides that the Manager shall implement the Company’s business strategies on a day to day basis and manage and provide services to the Company, subject to the direction and oversight of the Board and in accordance with governing documents of the Company. Among other services, our Manager provides oversight of our investment activities, administers our day to day operations, and provides personnel and office space required in our business. The Management Agreement sets forth certain limitations on the Manager’s authority, including, without limitation, that the Manager may not sell all or substantially all of the assets of the Company in one or a series of related transactions that is not in the ordinary course or business, without the prior affirmative vote or consent of the Unaffiliated Directors (as defined in the Management Agreement). The Management Agreement provides that expenses incurred by the Manager on our behalf shall be reimbursed monthly to the Manager. In fiscal 2010, and since January 1, 2011, the Company has reimbursed the following amounts, respectively, to the Manager: $0 and $1,723.

Pursuant to the terms of the Management Agreement, our Manager receives fees from borrowers.  These fees may include loan placement fees, loan evaluation and processing fees, mortgage service fees, loan modification or extension fees, and loan assumption or reconveyance fees.  These fees are payable by borrowers directly to the Manager.  The Management Agreement indicates that the Manager may, in its sole discretion, share with the Company the loan placement fees it receives from borrowers. Since January 1, 2011, and in fiscal year 2010, the Company received $0, respectively, in such shared loan placement fees.

The Management Agreement provides that the Manager shall receive from the Company the fees set out in the Company’s Bylaws.  Under our Bylaws, our Manager is entitled to receive from us an annual management fee of up to 0.25% of the aggregate capital contributions received by us and our predecessor, Fund I, from the sale of shares or membership units, paid monthly. The amount of management fees paid to our Manager since January 1, 2011 is $277,000. In fiscal year 2010, we paid $277,000 in management fees to our Manager.

We have also paid the Manager for certain fees due to the Manager from our borrowers.  Once we have paid the fees to the Manager, they become due and payable to us on demand from our borrowers.  Since January 1, 2011, and in fiscal year 2010, we have not paid any unpaid fees.

In accordance with our Bylaws, we may also pay our Manager up to 3% of the proceeds relating to the sale of REO properties where the Manager substantially contributed to the sale.  We paid fees relating to the sale of REO properties to the Manager of approximately $0 and $20,000 in fiscal year 2011 and fiscal year 2010, respectively.

        The Management Agreement is in effect for the duration of the existence of the Company as set forth in the Company’s charter, and may be terminated only for “cause” (as set forth in the Management Agreement) or on the affirmative vote of a majority in interest of the Company’s stockholders.

Transactions with Other Related Parties

Our Chairman, Chief Executive Officer, Secretary and President, Mr. Shustek, is the Chairman, Chief Executive Officer, Secretary and President of VRM II.  He also owns, directly or indirectly, 14.2% of the outstanding shares of common stock of VRM II as of May 4, 2012. VRM II also owns 8.5% of the outstanding shares of our common stock as of May 4, 2012. Mr. Shustek is also the sole board member of Fund III and indirectly owns 292,682 units of Fund III. Mr. Shustek is also the 100% owner of Advant Mortgage, LLC (“Advant”) and the manager of MVP Group, LLC, the manager of Advant.

During July 2010, we, VRM II and Vestin Mortgage acquired through foreclosure the RightStar, Inc. (“Rightstar”) property, which includes 4 cemeteries and 8 mortuaries in Hawaii, for a net book value of approximately $14.1 million, of which VRM II’s portion was $8.5 million, our portion was $5.3 million, and our Manager’s portion was $0.3 million. Subsequent to our foreclosure of this property, we and VRM II acquired our Manager’s interest in this property for $500,000, of which our portion was $175,000 and VRM II’s portion was $325,000. Our manager recorded no gain or loss as a result of this transaction.  The Rightstar assets were moved to Hawaii Funeral Services, LLC (“HFS”), an entity of which we held approximately 38% of the membership interests and VRM II held approximately 62% of the membership interests. On December 1, 2011, we and VRM II closed the sale of our membership interests in HFS to NorthStar Hawaii, LLC (“Northstar”). The sale was affected pursuant to a Membership Interest Purchase Agreement dated October 3, 2011. As part of the purchase, Northstar agreed to pay a sum of $15,300,000 and assume certain liabilities. All proceeds from the purchase price will be allocated between us and VRM II based on our respective ownership percentages.  In addition to proceeds, we retained approximately $494,000 of the cash balance held by HFS and assumed accounts payable of approximately $24,000. VRM II retained approximately $806,000 of the cash balance held by HFS and assumed accounts payable of approximately $38,000. Advant was paid a commission fee of $489,000 for the sale of the membership interests to Northstar. We shared, on a pro-rata basis, the cost of such commission fee with VRM II.

During the year ended December 31, 2011 and 2010, we bought approximately $0 and $2.0 million, respectively, in real estate loans from VRM II.  No gain or loss resulted from these transactions.

Our Chief Financial Officer and other members of our accounting staff are employees of Strategix Solutions. We are party to an Accounting Services Agreement with Strategix Solutions, dated April 1, 2009 (the “Accounting Agreement”). The Accounting Agreement provides that we pay Strategix Solutions a current fee of $5,250 per month during the term of the agreement for the provision of accounting and financial reporting services, including the services provided by our Chief Financial Officer. Mr. Bullinger was appointed as our Chief Financial Officer on January 21, 2011.  Mr. Bullinger is compensated by Strategix Solutions and does not receive any compensation from us for his services as our Chief Financial Officer.  The Accounting Agreement also provides that we pay fees related to agreed upon procedure work outside the scope of the agreement. In fiscal 2010 and since January 1, 2011, no such fees were paid to Strategix Solutions. The Accounting Agreement automatically renews every year for successive one year periods, unless earlier terminated in accordance its terms.

Until May 21, 2010, Rocio Revollo served as our Chief Financial Officer.  Beginning in April 2009, Ms. Revollo was an employee of Strategix Solutions and was compensated by Strategix Solutions for the services she provided to us.   From May 21, 2010 until January 21, 2011, Michael Shustek was acting as our interim Chief Financial Officer.  We’ve paid a total of $133,280 to Strategix Solutions since January 1, 2011.  In fiscal year 2010, we paid $248,990 to Strategix Solutions.

FORM 10-K

We have filed an Annual Report on Form 10-K for the year ended December 31, 2011 with the SEC.  We make available free of charge through http://www.vestinrealtymortgage1.com our Annual Reports on Form 10-K, including the financial statements and applicable financial statement schedules thereto, or by writing Michael V. Shustek, Chief Executive Officer, Vestin Realty Mortgage I, Inc., 8880 W Sunset Road, Suite 200, Las Vegas, Nevada 89148.

OTHER MATTERS

Our Board knows of no other business that will be presented at the 2012 Annual Meeting.  If any other business is properly brought before the 2012 Annual Meeting, the proxy holders will vote your shares in their discretion.  Discretionary authority with respect to such other matters is granted by the authorization of a proxy to vote your shares.

It is important that the proxies be properly authorized so that your shares are represented at the Annual Meeting.  You are urged to promptly authorize a proxy to vote your shares using one of the methods described in this Proxy Statement.

By Order of the Board of Directors,

/s/ Michael V. Shustek
Michael V. Shustek
Secretary, Chairman of the Board of Directors, President and Chief Executive Officer

Dated: May 18, 2012
Las Vegas, Nevada

VESTIN REALTY MORTGAGE I, INC.

Annual Meeting of Stockholders
 June 29, 2012 8:30 A.M.
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned stockholder(s) of Vestin Realty Mortgage I, Inc., a Maryland corporation (the “Company”), hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 29, 2012 and the accompanying Proxy Statement, the terms of which are incorporated by reference, and appoints Michael V. Shustek and Michael Whiteaker, and each of them, as the Proxy of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202 on June 29, 2012 at 8:30 a.m. Eastern Time (the “Annual Meeting”), and at any adjournment or postponement thereof and to otherwise represent the undersigned at the Annual Meeting, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.  The undersigned revokes any proxy heretofore given with respect to the Annual Meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR AND “FOR” EACH OF THE OTHER LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect two directors of the Company to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify.		2. To ratify the appointment of JLK Partners, LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2012.	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES FOR	WITHOLD AUTHORITY
3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters that may properly come before the meeting or any adjournment or postponement thereof.
This proxy, when properly executed, will be voted as specified above.  If no specification is made, this Proxy will be voted “FOR” the election of each director listed at left and “FOR” the other listed proposals.
WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

Daryl C. Idler, Jr. □ □ Michael V. Shustek □ □
Please print the name(s) appearing on each share certificate(s) over which you have voting authority: _ Please check here if you plan to attend the meeting. ☐

To change your address on your account, please check the box at the right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder                                                                        Date:                                     Signature of Stockholder                                                                     Date:
Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.